SECURITY AGREEMENT

This SECURITY AGREEMENT (this "Agreement") is made and entered into as of December 29, 2000, by and between FS Ascent Investments LLC, a Delaware limited liability company ("Pledgor"), and Alpharma USPD Inc., a Maryland corporation (" Pledgee").

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Pledgor and Pledgee are entering into a Loan Agrement dated the date hereof (the "Alpharma/Investments Loan Agreement") under which Pledgee has agreed to lend Pledgor an aggregate of up to six million two hundred and fifty thousand dollars ($6,250,000) and pursuant to which Pledgor is executing and delivering to Pledgee a Promissory Note dated the date hereof (the "Alpharma/Investments Promissory Note");

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Pledgor and Ascent Pediatrics, Inc., a Delaware corporation ("Ascent"), are entering into a Loan Agreement dated the date hereof (the "Investments/Ascent Loan Agreement") under which Pledgor has agreed to lend Ascent an aggregate of up to six million two hundred and fifty thousand dollars ($6,250,000) and pursuant to which Ascent is executing and delivering to Pledgor a Promissory Note dated the date hereof (the " Investments/Ascent Promissory Note");

WHEREAS, pursuant to a Security Agreement dated December 29, 2000 (the "Ascent Security Agreement"), Ascent has granted a security interest in and to the product identified by the name of Primsol (the "Product"), the New Drug Application with respect to the Product and certain other intellectual and non-intellectual property rights related to the Product, all as specified in the Ascent Security Agreement (collectively, the "Product Collateral") to Pledgor to secure Ascent's obligations under the Investments/Ascent Loan Agreement and the Investments/Ascent Promissory Note; and

WHEREAS, Pledgor has agreed to grant to Pledgee a security interest in the Ascent Security Agreement and the proceeds thereunder and certain other assets of Pledgor to secure Pledgor's Obligations (as defined herein) under the A lpharma/Investments Loan Agreement and the Alpharma/Investments Promissory Note.

NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. The following terms shall have the following meanings when used in this Agreement:

a. "Event of Default" shall have the meaning assigned to such term in the Alpharma/Investments Loan Agreement.

b. "Governmental Authority" shall mean any agency, instrumentality, department, commission, court, tribunal or board of any government, whether foreign or domestic and whether national, federal, state, provincial or local.

c. "License Agreement" shall mean the License Agreement dated the date hereof between Pledgor and Ascent.

d. "Obligations" shall mean all obligations of Pledgor under the Alpharma/Investments Loan Agreement and the Alpharma/Investments Note, including any extension, modification, substitution, amendment or renewal thereof.

e. "Proceeds" or "proceeds" shall mean "proceeds," as such term is defined in Section 9-306(l) of the UCC and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Pledgor from time to time with respect to the Collateral (as defined herein), (ii) any and all payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any and all proceeds from any claim of Pledgor against third parties in respect of the Collateral and (iv) any and all other amounts from time to time paid or payable under or in connection with the Collateral.

f. "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Delaware; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Pledgee's security interest in the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Delaware, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

2. Grant of Security Interest. As security for the prompt performance of all of the Obligations, Pledgor hereby grants to Pledgee a lien on, and a first security interest in (a "Lien"), all of Pledgor's right, title and interest in, to and under, and the proceeds from the following (collectively, the "Collateral"):

a. the Ascent Security Agreement and the Liens created thereby;

b. the Investments/Ascent Loan Agreement;

c. the Investments/Ascent Promissory Note; and

d. the License Agreement.

3. Representations and Warranties. Pledgor hereby represents and warrants to Pledgee that:

a. Pledgor is the sole owner of the Collateral, free and clear of any Lien thereon, except for the Lien created by this Agreement.

b. Pledgor has the legal right to assign, convey, mortgage, pledge, hypothecate and transfer the Collateral, as provided for in this Agreement.

c. No security agreement, financing statement or equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except for the Lien created by this Agreement. No security agreement, financing statement or equivalent security or lien instrument or continuation statement covering all or any part of the Product Collateral is on file or of record in any public office, except for the Lien created by the Ascent Security Agreement

d. No consent, approval, authorization or other order of any person, and no consent, authorization, approval, or other action by and no notice to or filing with, any Governmental Authority is required (i) for the execution, delivery and performance of this Agreement or the Ascent Security Agreement or (ii) for the Pledgor's assignment, conveyance, mortgage, pledge, hypothecation or transfer of the Collateral or for Ascent's assignment, conveyance, mortgage, pledge, hypothecation or transfer of the Product Collateral.

e. The Pledgor's assignment, conveyance, mortgage, pledge, hypothecation or transfer of the Collateral pursuant to this Agreement creates a valid and continuing Lien on and a perfected first priority security interest in such Collateral and the proceeds thereof, securing the payment of the Obligations, subject to no prior Lien.

f. This Agreement has been duly executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equity principles.

4. Covenants. Pledgor covenants and agrees with Pledgee that until the Termination Date (as defined herein):

a. Pledgor will, at its expense, promptly and duly execute, acknowledge and deliver all such instruments and documents and take any such action as Pledgee from time to time may request in order to ensure to Pledgee the benefits of the Liens on, and security interests in, the Collateral intended to be created by this Agreement, including the filing of any necessary Uniform Commercial Code financing statements, which may be filed by Pledgee with or without the signature of Pledgor. Pledgor will cooperate with Pledgee, at Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal or state law in connection with such Liens or any sale or transfer of the Collateral. Pledgor will, at its expense, promptly take, or exercise its rights under the Ascent Security Agreement to cause Ascent to take, all such action as Pledgee from time to time may request in order to ensure that Pledgee has the benefits of the assignment of Pledgor's Liens on, and security interests in, the Collateral (as such term is defined in the Ascent Security Agreement) intended to be created by the Ascent Security Agreement and this Agreement, including the filing of any necessary Uniform Commercial Code Financing Statements.

b. Pledgor will mark its books and records pertaining to such Collateral to evidence this Agreement and the Lien on and security interest in such Collateral granted by this Agreement.

c. Except as provided hereunder, Pledgor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove any Lien on, or security interest in, such Collateral and will defend the right, title and interest of Pledgee in and to any of such Pledgor's rights in and to the interests comprising such Collateral against the claims and demands of all persons whomsoever.

5. Pledgee's Appointment as Attorney-in-Fact.

a. Pledgor hereby irrevocably constitutes and appoints Pledgee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Pledgor and in the name of Pledgor or in its own name, from time to time in Pledgee's discretion, for the purpose of carrying out the terms of this Agreement, and the Ascent Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and the Ascent Security Agreement and, without limitation, hereby gives Pledgee the power and right, on behalf of Pledgor, without notice to or assent by Pledgor to pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threatened against the Collateral or Product Collateral.

b. Pledgee agrees that, except upon the occurrence of an Event of Default, it will forebear from exercising the power of attorney or any rights granted to Pledgee pursuant to this Section 5. The power of attorney granted pursuant to this Section 5 is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid and satisfied in full.

c. The powers conferred on Pledgee hereunder are solely to protect Pledgee's interests in the Collateral and indirect interests in the Product Collateral and shall not impose any duty upon it to exercise any such powers. Pledgee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Pledgor for any act or failure to act, except for its own gross negligence or willful misconduct.

d. Pledgor authorizes Pledgee, at any time and from time to time upon the occurrence of any Event of Default, to execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and the Product Collateral, including the exercise of all of Pledgor's rights under the Ascent Security Agreement, as if such rights belonged to Pledgee.

6. Performance by Pledgee of Pledgor's Obligations. If Pledgor fails to perform or comply with any of its agreements contained herein and Pledgee, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Pledgee incurred in connection with such performance or compliance shall be payable by Pledgor to Pledgee on demand and shall constitute Obligations secured hereby.

7. Remedies, Rights Upon Default.

a. If any Event of Default shall occur and be continuing, Pledgee may exercise in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC and all of the rights of FS Ascent Investments LLC or its permitted successor and assigns under and pursuant to the Ascent Security Agreement, including, without limitation, its rights under Section 6(a) of the Ascent Security Agreement.

b. Pledgor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or the Collateral.

8. Application of Proceeds. Upon the occurrence of an Event of Default, Pledgee shall apply all the proceeds of any sale, disposition or other realization upon all or any part of the Collateral to the Obligations as Pledgee may determine.

9. Termination. Immediately following payment or satisfaction of all Obligations (the date of such payment or satisfaction referred to herein as the "Termination Date"), (i) Pledgee shall execute and file, or cause to be executed and filed, at Pledgor's expense, any and all releases, terminations and satisfactions in forms satisfactory to Pledgor releasing, discharging and terminating all of Pledgee's Liens on, and security interests in, any of the Collateral and (ii) except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

10. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference" or "fraudulent conveyance" under the Bankruptcy Code, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11. No Waiver: Cumulative Remedies. No delay on Pledgee's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Pledgee with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Pledgee's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Pledgee's rights as against Pledgor in any respect. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

12. Continuing Assignment. This Agreement shall create a continuing assignment of, Lien on and security interest in each and all of the Collateral and shall (a) remain in full force and effect until the Termination Date; (b) be binding upon Pledgor, its successors and permitted assigns, as applicable, and (c) inure to the benefit of Pledgee and its successors, transferees and assigns. Pledgor may not assign or transfer any or all of its rights and obligations hereunder without the express written consent of Pledgee.

13. Sale of Assets. The parties hereto acknowledge that, upon mutual agreement, Pledgor may sell all or part of the Collateral to Pledgee subsequent to the date of this Agreement. In the event of the consummation of the sale of the Collateral, or any part thereof, from Pledgor to Pledgee, the parties hereto agree that the any proceeds of such sale shall be used first to pay amounts due and payable from Pledgor to Pledgee under the Obligations and excess proceeds, if any, shall be payable by Pledgee to Pledgor.

14. Notices. Except as otherwise provided herein, any notice hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon receipt after transmittal by hand or by Federal Express or similar service, or by facsimile transmission, or five business days after deposit in the United States mail, registered mail, with proper postage prepaid, and addressed to the party to be notified at the following addresses (or such other address as such party shall designate by notice to the other party hereunder):

If to Pledgee, to:

Alpharma, Inc.

One Executive Drive

Fort Lee, New Jersey 07024

Attention:

Facsimile:

with a copy (which shall not constitute notice) to:

Alpharma, Inc.

One Executive Drive

Fort Lee, New Jersey 07024

Attention: Chief Legal Officer

Facsimile:

If to Pledgor, to:

FS Ascent Investments LLC

c/o FS Private Investments LLC

55 East 52nd Street

New York, New York 10055-0002

Attention: James L. Luikart

Facsimile: (212) 409-5874

with a copy (which shall not constitute notice) to:

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038

Attention: Melvin Epstein, Esq.

Facsimile: (212) 806-6006

Failure to deliver any copies pursuant to this Section 14 shall not impair the validity of any notice otherwise complying therewith.

15. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction or affect the remainder of this Agreement.

16. Governing Law. This Agreement shall be governed by, and be construed and enforced in accordance with, the internal laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

17. Successors and Assigns. This Agreement shall be binding upon Pledgor and its permitted assigns, and shall inure to the benefit of, and be enforceable by, Pledgee and its successors and assigns.

18. Amendments. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Pledgee and Pledgor.

19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

20. Acceptance of Facsimile Signatures. The parties agree that this Agreement will be considered signed when the signature of a party is delivered by facsimile transmission. Such facsimile signature shall be treated in all respects as having the same effect as an original signature.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by such party or its duly authorized office on the date first set forth above.

FS ASCENT INVESTMENTS LLC

By: FS PRIVATE INVESTMENTS, LLC,

MANAGER

By: /s/ James L. Luikart

Name: James L. Luikart

Title: Managing Member

ALPHARMA USPD INC.

By: /s/ Thomas L. Anderson
Name: Thomas L. Anderson
Title: President